Exhibit 10.1

AMENDMENT NO. 11 TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 11 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of this 1st day of September, 2016, by and among TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (“TCHI”), TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation (“TCC”), TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, TWINLAB CORPORATION, a Delaware corporation (“Twinlab Corporation”), NUTRASCIENCE LABS, INC., a Delaware corporation (formerly known as TCC CM Subco I, Inc.), NUTRASCIENCE LABS IP CORPORATION, a Delaware corporation (formerly known as TCC CM Subco II, Inc.), ORGANIC HOLDINGS LLC, a Delaware limited liability company, RESERVE LIFE ORGANICS, LLC, a Delaware limited liability company, RESVITALE, LLC, a Delaware limited liability company, RE-BODY, LLC, a Delaware limited liability company, INNOVITAMIN ORGANICS, LLC, a Delaware limited liability company, ORGANICS MANAGEMENT LLC, a Delaware limited liability company, COCOAWELL, LLC, a Delaware limited liability company, FEMBODY, LLC, a Delaware limited liability company, RESERVE LIFE NUTRITION, L.L.C., a Delaware limited liability company, INNOVITA SPECIALTY DISTRIBUTION, LLC, a Delaware limited liability company, and JOIE ESSANCE, LLC, a Delaware limited liability company (each of the foregoing Persons being referred to herein individually as a “Borrower”, and collectively as “Borrowers”), and MIDCAP FUNDING X TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust (as Agent for Lenders, “Agent”, and individually, as a Lender), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.      Pursuant to that certain Credit and Security Agreement dated as of January 22, 2015 by and among Borrowers, Agent and Lenders (as amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent dated as of February 4, 2015, by that certain Amendment No. 2 to Credit and Security Agreement and Limited Consent dated as of April 7, 2015, by that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, by that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, by that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent dated as of June 30, 2015, by that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, by that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, by that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016, by that certain Amendment No. 9 to Credit and Security Agreement dated as of April 5, 2016, by that certain Amendment No. 10 to Credit and Security Agreement dated as of August 11, 2016, but effective as of July 29, 2016, and as further amended hereby and as it may be further amended, modified and restated from time to time, the “Credit Agreement”), Agent and Lenders agreed to make available to Borrowers a secured revolving credit facility in the original principal amount of up to $15,000,000 from time to time (as amended, modified, supplemented, extended and restated from time to time, collectively, the “Loans”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement.

B.      Pursuant to Section 2.1(c) of the Credit Agreement, the Borrowers have requested, and the Lenders have agreed, to activate an Additional Tranche in the amount of $2,000,000, subject to the terms and conditions set forth herein.

C.      Borrowers, Agent and Lenders have agreed to amend the Credit Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.      Recitals. This Amendment shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2.      Amendment to Credit Agreement.

(a)      Section 1.1 of the Credit Agreement is hereby amended to amend and restate the defined terms “Revolving Loan Commitment Amount” in their entirety, respectively, as follows:

“Revolving Loan Commitment Amount” means, as to any Lender, the dollar amount set forth opposite such Lender’s name on the Commitment Annex under the column “Revolving Loan Commitment Amount” (if such Lender’s name is not so set forth thereon, then the dollar amount on the Commitment Annex for the Revolving Loan Commitment Amount for such Lender shall be deemed to be $0), as such amount may be adjusted from time to time (a) by any amounts assigned (with respect to such Lender’s portion of Revolving Loans outstanding and its commitment to make Revolving Loans) pursuant to the terms of any and all effective assignment agreements to which such Lender is a party, and (b) any Additional Tranche(s) activated by Borrowers. For the avoidance of doubt, the aggregate Revolving Loan Commitment Amount of all Lenders on the Eleventh Amendment Closing Date shall be $17,000,000 and if the Additional Tranche is fully activated by Borrowers pursuant to the terms of the Agreement such amount shall increase to $20,000,000.

“Additional Tranche” means an additional amount of Revolving Loan Commitment equal to $5,000,000 (it being acknowledged that multiple Additional Tranches are permitted pursuant to Section 2.1(c) in minimum amounts of $1,000,000 each for a total of up to $5,000,000). It is acknowledged that on the Eleventh Amendment Closing Date $2,000,000 was activated as an Additional Tranche and following such date only $3,000,000 remains, subject to the terms and conditions of Section 2.1(c), available as a potential additional amount of Revolving Loan Commitment.

(b)      Section 1.1 of the Credit Agreement is hereby amended to add the defined term “Eleventh Amendment Closing Date” in its alphabetical order as follows:

“Eleventh Amendment Closing Date” means September 1, 2016.

(c)      Section 2.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Additional Tranches. After the Closing Date, so long as no Default or Event of Default exists and subject to the terms of this Agreement, with the prior written consent of Agent and all Lenders in their sole discretion, the Revolving Loan Commitment may be increased by an aggregate amount not greater than $5,000,000 upon the written request of Borrower Representative (which such request shall state the aggregate amount of the Additional Tranche requested and shall be made at least thirty (30) days prior to the proposed effective date of such Additional Tranche) to Agent to activate an Additional Tranche; provided, however, that Agent and Lenders shall have no obligation to consent to any requested activation of an Additional Tranche and the written consent of Agent and all Lenders shall be required in order to activate an Additional Tranche. Upon activating an Additional Tranche, each Lender’s Commitment shall increase by a proportionate amount so as to maintain the same Pro Rata Percentage of the Revolving Loan Commitment as such Lender held immediately prior to such activation. In the event Agent and all Lenders do not consent to the activation of a requested Additional Tranche within thirty (30) days after receiving a written request from Borrower Representative, then the Revolving Loan Commitment shall not be increased. In the event Agent and all Lenders do not consent to the activation of a requested Additional Tranche within forty-five (45) days after receiving a written request from Borrower Representative, then the Revolving Loan Commitment shall not be increased and Borrowers may promptly terminate this Agreement without paying the fee required under Section 2.2(f) for early termination. It is acknowledged that on the Eleventh Amendment Closing Date $2,000,000 was activated as an Additional Tranche and following such date only $3,000,000 remains, subject to the terms and conditions of this Section 2.1(c), available as a potential additional amount of Revolving Loan Commitment.

(d)      Annex A to the Credit Agreement containing the Commitment Annex is hereby amended and restated as set forth on Exhibit A attached to and made a part of this Amendment.

3.      Confirmation of Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct with respect to such Borrower as of the date hereof, and (b) covenants to perform its respective obligations under the Credit Agreement. Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

4.      Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower, and is enforceable against each Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5.      Costs and Fees. In consideration of Agent’s agreement to activate an Additional Tranche in the amount of $2,000,000, Borrower shall pay to Agent an origination fee equal to Twenty Thousand and No/100 Dollars ($20,000.00) pursuant to the terms of Section 2.2(e) of the Credit Agreement. Furthermore, Borrowers shall be responsible for the payment of all reasonable costs and fees of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents. If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed. Borrowers hereby authorize Agent to deduct all of such fees set forth in this Section 5 from the proceeds of one or more Revolving Loans made under the Credit Agreement.

6.      Conditions to Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (the “Effective Date”):

(a)      Borrowers shall have delivered to Agent this Amendment, duly executed by an authorized officer of each Borrower;

(b)      the secretary or sole manager, as applicable, of each Borrower shall have delivered to Agent a duly executed secretary’s or sole member’s, as applicable, and incumbency certificate identifying the current officers or managers, as applicable, of such Borrower who are duly authorized by such Borrower’s board of directors or sole manager, as applicable, to execute and deliver this Amendment and any related documents, together with resolutions of the governing board or body of each Borrower authorizing the transactions contemplated by this Amendment and copies, certified as true and complete by an officer or sole manager, as applicable, of each Borrower of all documents evidencing any other necessary action, approvals or consents for this Amendment;

(c)      all representations and warranties of Borrowers contained herein shall be true and correct in all material respects as of the Effective Date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(d)      Agent shall have received from Borrowers of all of the fees owing pursuant to this Amendment and Agent’s reasonable out-of-pocket legal fees and expenses.

7.      Release. Each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnitee of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnitees (or any of them) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Financing Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between any Indemnitee and any Borrower, or (d) any other actions or inactions by any Indemnitee, all on or prior to the Effective Date. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Amendment and to agree to the modifications contemplated hereunder.

8.      No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Except as expressly provided herein, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.      Affirmation. Except as specifically amended and waived pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

10.      Miscellaneous.

(a)      Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Except as specifically amended and waived above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.

(b)      Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)      Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)      Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., ..pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

(Signature Page to Amendment No. 11 to Credit and Security Agreement)

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING X TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDER:	MIDCAP FUNDING X TRUST, a Delaware statutory trust, as successor-by-assignment from MidCap Financial Trust

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

(Signature Page to Amendment No. 11 to Credit and Security Agreement)

BORROWERS:		TWINLAB CONSOLIDATION CORPORATION

		By:	/s/ Naomi Whittel
		Name:	Naomi Whittel
		Title:	Chief Executive Officer

TWINLAB CONSOLIDATED HOLDINGS, INC.		TWINLAB HOLDINGS, INC.

By:	/s/ Naomi Whittel	By:	/s/ Naomi Whittel
Name:	Naomi Whittel	Name:	Naomi Whittel
Title:	Chief Executive Officer	Title:	Chief Executive Officer

TWINLAB CORPORATION		ISI BRANDS INC.

By:	/s/ Naomi Whittel	By:	/s/ Naomi Whittel
Name:	Naomi Whittel	Name:	Naomi Whittel
Title:	Chief Executive Officer	Title:	Chief Executive Officer

NUTRASCIENCE LABS, INC.		NUTRASCIENCE LABS IP CORPORATION

By:	/s/ Naomi Whittel)	By:	/s/ Naomi Whittel
Name:	Naomi Whittel	Name:	Naomi Whittel
Title:	Chief Executive Officer	Title:	Chief Executive Officer

ORGANIC HOLDINGS LLC		RESERVE LIFE ORGANICS, LLC

By ORGANIC HOLDINGS LLC,its sole Member

By:	/s/ Naomi Whittel	By:	/s/ Naomi Whittel
Name:	Naomi Whittel	Name:	Naomi Whittel
Title:	Sole Manager	Title:	Sole Manager

(Signature Page to Amendment No. 11 to Credit and Security Agreement)

RESVITALE, LLC		RE-BODY, LLC

By ORGANIC HOLDINGS LLC,its sole Member		By ORGANIC HOLDINGS LLC,its sole Member

By:	/s/ Naomi Whittel	By:	/s/ Naomi Whittel
Name:	Naomi Whittel	Name:	Naomi Whittel
Title:	Sole Manager	Title:	Sole Manager

INNOVITAMIN ORGANICS, LLC		ORGANICS MANAGEMENT LLC

By ORGANIC HOLDINGS LLC,its sole Member		By ORGANIC HOLDINGS LLC,its sole Member

By:	/s/ Naomi Whittel	By:	/s/ Naomi Whittel
Name:	Naomi Whittel	Name:	Naomi Whittel
Title:	Sole Manager	Title:	Sole Manager

COCOAWELL, LLC		FEMBODY, LLC

By ORGANIC HOLDINGS LLC,its sole Member		By ORGANIC HOLDINGS LLC,its sole Member

By:	/s/ Naomi Whittel	By:	/s/ Naomi Whittel
Name:	Naomi Whittel	Name:	Naomi Whittel
Title:	Sole Manager	Title:	Sole Manager

RESERVE LIFE NUTRITION, L.L.C.		INNOVITA SPECIALTY DISTRIBUTION, LLC

By ORGANIC HOLDINGS LLC,its sole Member		By ORGANIC HOLDINGS LLC,its sole Member

By:	/s/ Naomi Whittel	By:	/s/ Naomi Whittel
Name:	Naomi Whittel	Name:	Naomi Whittel
Title:	Sole Manager	Title:	Sole Manager

JOIE ESSANCE, LLC

By ORGANIC HOLDINGS LLC,its sole Member

By:	/s/ Naomi Whittel
Name:	Naomi Whittel
Title:	Sole Manager

Annex A to Credit Agreement (Commitment Annex)

Lender	Revolving Loan Commitment Amount	Revolving Loan Commitment Percentage
MidCap Funding X Trust	$17,000,000	100%
TOTALS	$17,000,000	100%